Exhibit 24.1
POWERS OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned directors and/or officers of American Tire Distributors Holdings, Inc., a Delaware corporation (the “Company”), does hereby constitute and appoint William E. Berry and David L. Dyckman, and each of them severally, as the true and lawful attorneys-in-fact and agents of the undersigned, each with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the “Securities Act”), and any rules, regulations and requirements of the Securities and Exchange Commission (the “Commission”) in respect thereof, in connection with the registration of common stock (the “Common Stock”) of the Company on the Registration Statement on Form S-1, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of any and all of the undersigned, the Registration Statement on Form S-1 to which this Power of Attorney is filed as an exhibit, any subsequent Registration Statement the Company may hereafter file pursuant to Rule 462(b) of the Securities Act or another appropriate form in respect of the registration of the Securities, and any and all amendments to any of them, including post-effective amendments, and to file or cause to be filed the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents deem advisable in order to qualify or register the Securities under the securities laws of the several States or other jurisdictions; and the undersigned do hereby ratify all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, shall lawfully do or cause to be done by virtue thereof.
     This Power of Attorney shall not revoke in whole or in part any prior Power of Attorney executed by the undersigned. This Power of Attorney shall not be revoked by any subsequent Power of Attorney that the undersigned may execute, unless such subsequent Power of Attorney expressly provides that it revokes this Power of Attorney by referring to the date and subject hereof.
     This Power of Attorney may be signed in any number of counterparts, each of which shall constitute an original and all of which, taken together, shall constitute the same instrument.

NOTICE AS TO NEW YORK POWERS OF ATTORNEY
CAUTION TO THE PRINCIPAL:
     Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority.
     When your agent exercises this authority, he or she must act according to any instructions you have provided, or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities.
     Your agent can act on your behalf only after signing the Power of Attorney before a notary public.
     You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located.
     You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly.
     Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this.
     The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York State Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us.
     If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ William E. Berry
William E. Berry

ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of North Carolina	)
	)	ss.:
County of Mecklenburg	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared William E. Berry, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Karen Ash Bernall
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 4th day of February, 2010.

/s/ David L. Dyckman
David L. Dyckman
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of New York	)
	)	ss.:
County of New York	)
     On the 4th day of February in the year 2010 before me, the undersigned, personally appeared David L. Dyckman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Frank G. Modifica
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ Richard P. Johnson
Richard P. Johnson
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of North Carolina	)
	)	ss.:
County of Mecklenburg	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared Richard P. Johnson, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Karen Ash Bernall
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ Joseph P. Donlan
Joseph P. Donlan
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of New York	)
	)	ss.:
County of Richmond	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared Joseph P. Donlan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Carol A. Spadoni
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ Donald Hardie
Donald Hardie
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of Connecticut	)
	)	ss.:
County of Fairfield	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared Donald Hardie, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Clarice E. Webb
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ James Hardymon
James Hardymon
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of Kentucky	)
	)	ss.:
County of Fayette	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared James Hardymon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Kathy Stedham
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ Chris Laws
Chris Laws
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of New York	)
	)	ss.:
County of Nassau	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared Chris Laws, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sarah A. Savit
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ James M. Micali
James M. Micali
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of	)
	)	ss.:
County of .....	)
     On the ___ day of _________ in the year 2010 before me, the undersigned, personally appeared James M. Micali, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ Randy Peeler
Randy Peeler
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of Massachusetts	)
	)	ss.:
County of Suffolk	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared Randy Peeler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Katherine C. Bush
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have hereunto signed my name and caused this Power of Attorney to be duly executed as of this 3rd day of February, 2010.

/s/ David Tayeh
David Tayeh
ACKNOWLEDGMENT OF SIGNATURE OF PRINCIPAL

State of New York	)
	)	ss.:
County of Bronx	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared David Tayeh, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sharon Dynes
Notary Public

NOTICE AS TO NEW YORK POWERS OF ATTORNEY
IMPORTANT INFORMATION FOR THE AGENT:
     When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: (Principal’s Name) by (Your Signature) as Agent, or (your signature) as Agent for (Principal’s Name).
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named in this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent:
     The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.

     IN WITNESS WHEREOF, I, the undersigned, have read the foregoing Power of Attorney, am a person identified therein as agent for the principals named therein, accept the authority granted by this Power of Attorney and acknowledge my legal responsibilities as of this 3rd day of February, 2010.

/s/ William E. Berry
William E. Berry
ACKNOWLEDGMENT OF SIGNATURE OF AGENT

State of North Carolina	)
	)	ss.:
County of Mecklenburg	)
     On the 3rd day of February in the year 2010 before me, the undersigned, personally appeared William E. Berry, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Karen Ash Bernall
Notary Public

     IN WITNESS WHEREOF, I, the undersigned, have read the foregoing Power of Attorney, am a person identified therein as agent for the principals named therein, accept the authority granted by this Power of Attorney and acknowledge my legal responsibilities as of this 4th day of February, 2010.

/s/ David L. Dyckman
David L. Dyckman
ACKNOWLEDGMENT OF SIGNATURE OF AGENT

State of New York	)
	)	ss.:
County of New York	)
     On the 4th day of February in the year 2010 before me, the undersigned, personally appeared David L. Dyckman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Frank G. Modifica
Notary Public